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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 3, 1998 in the Registration Statement (Form S-1) and related Prospectus of Capstone Turbine Corporation for the registration of shares of its common stock.



                                     /s/ ERNST & YOUNG LLP
                                     ---------------------

Woodland Hills, California
March 21, 2000